SETTLEMENT AGREEMENT


      THIS SETTLEMENT AGREEMENT ("Settlement Agreement") is made and entered into effective as of November 25, 1996, by and among AMERICAN INDUSTRIAL PROPERTIES REIT (the "Trust"), CHARLES W. WOLCOTT ("Wolcott") AND WILLIAM H. BRICKER ("Bricker") (Wolcott and Bricker are collectively, the "Trust Managers"), on the one hand and PURE WORLD, INC. ("Pure World") and PAUL O. KOETHER ("Koether") (collectively, the "Pure World Parties"), and ROBERT STROUGO ("Strougo") on the other hand (sometimes collectively referred to hereinafter as the "Parties").

                           RECITALS:

1. Disputes have arisen between the Pure World parties, on the one hand, and the Trust and Trust Managers, on the other, which have led to a series of expensive proxy contests and the institution of litigation against one another (the "Disputes").

2. WHEREAS, the Trust filed suit against Pure World and Koether, currently pending in the United States District Court for the Northern District of Texas, Dallas Division (the "Court"), in a case styled American Industrial Properties REIT v. Pure World, Inc., et al.; Case No. 3:96-CV-0068-H (the "Lawsuit"). Additionally, Strougo filed a lawsuit in the Court styled Robert Strougo v. William Bricker, et al., No. 3:96-CV-0505-H, which has been consolidated in and with the Lawsuit.

3. WHEREAS, Pure World filed individual and shareholder derivative claims and Strougo filed shareholder derivative claims in the Lawsuit against the Trust and the Trust Managers.

4.    WHEREAS,  the Parties desire to enter into this  Settlement
Agreement for the purpose of setting forth all agreements and understandings reached among them with respect to settlement of the Lawsuit.

5. WHEREAS, the Parties believe that the remedial provisions of the settlement are reasonable and appropriate business measures and in contemplation of the Court's approval of the settlement have begun to implement many of the remedial measures.

6.     WHEREAS,   the  Parties  desire  to  settle  all   claims,
crossclaims, counterclaims, and appeals, among them without admitting liability and hereby specifically denying any liability whatsoever.

                          AGREEMENTS:

      NOW, THEREFORE, in consideration of the mutual agreements herein expressed, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties executing this Settlement Agreement hereby agree as follows:

     A.   Undertakings of the Trust and the Trust Managers.

           1. Amendment of Bylaws. Prior to final approval of this Settlement Agreement by the Court, the Trust and/or the Trust Managers will cause the Bylaws of the Trust to be amended as follows:

                (a) To provide that trust manager nominees who have not been previously elected as trust managers by the shareholders of the Trust (as well as trust managers who have been previously elected as trust managers by the shareholders of the Trust) shall be elected at the annual meeting of shareholders by the affirmative vote of the holders of a majority of the outstanding shares of the Trust.

                (b) To provide that a vacancy on the Board of Trust Managers may be filled by a majority of the remaining Trust
Managers, though less than a quorum, or by the holders of majority of the outstanding shares of the Trust.

                (c) To provide that the cash compensation of a trust manager shall not be increased by more than 20% over the prior year without the approval of the holders of a majority of the shares cast at the annual meeting of shareholders of the Trust.

                (d) To provide that, in the event the Trust receives an offer to purchase all or substantially all of the assets of the Trust, or if the Trust receives a proposal for a merger transaction in which the Trust will not be the surviving entity, the board of trust managers will create a committee consisting entirely of Independent Trust Managers (as defined in the Trust's Declaration of Trust) who shall, consistent with their fiduciary duties, review any such offer and make a recommendation to the board of trust managers.

                (e) To provide that when making a determination of whether to declare a dividend, the Trust Managers shall make their decision consistent with their fiduciary duties as Trust
Managers.

                (f) To provide that each of the foregoing provisions may be amended only by the vote of the holders of a majority of the outstanding shares of the Trust.

            2.     Repeal  of  Bylaw  Provisions  Limiting  Share
Ownership.

               (a) Within five business days of the execution of this Settlement Agreement, the Trust and/or the Board of Trust
Managers will repeal Article XIII of the Trust's Bylaws, which was adopted in September 1996.

                (b) The Trust and/or the Board of Trust Managers shall repeal Article IX of the Trust's Bylaws, relating to a 9.8% limitation on share ownership, on or before the earliest of the following dates or events:

                     (i)  an affirmative vote of the holders of a
majority of the outstanding shares of the Trust to repeal Article
IX;

                     (ii)  the occurrence of a vote on a proposal
by the Trust Managers to amend the Declaration of Trust to add a 9.8% limitation on share ownership consistent with industry standard, which fails to receive the requisite number of votes;

                     (iii)      July 1, 1997, unless on or before
June 30, 1997, the Trust has filed a proxy statement with the Securities and Exchange Commission which contains a proposal to be voted on by shareholders to amend the Declaration of Trust to add a 9.8% limitation on share ownership consistent with industry standard; or

                    (iv) December 1, 1997.

                (c) The Trust and the Trust Managers shall not adopt or implement any other bylaw that attempts to limit the number or percentage of shares which any current or future shareholder of the Trust may purchase or own or that attempts to restrict the rights appurtent to those shares without shareholder approval.

           3. Number of Trust Managers. As soon as practicable after final approval of this Settlement Agreement by the Court, the Trust shall increase the number of trust managers on the board of trust managers to five, with the additional two trust managers being Independent Trust Managers (as defined in the Trust's Declaration of Trust).

           4. Amendment of Declaration of Trust. On or before June 30, 1997, the Trust will file a proxy statement with the Securities and Exchange Commission which includes a proposal to be voted upon by shareholders to amend the Declaration of Trust to provide that a special meeting of shareholders may be called by a majority of the Trust Managers, any officer of the Trust or the holders of at least 5% of all the shares entitled to vote at such meeting.

     B.   Undertaking of the Pure World Parties.

          1. Stock Purchase Agreement. Prior to final approval of this Settlement Agreement by the Court, and as a condition precedent to this settlement, Pure World shall enter into a Stock Purchase Agreement with USAA Real Estate Company ("USAA") pursuant to which Pure World will sell to USAA all shares of the Trust's stock owned by Pure World, and all conditions precedent to closing such Stock Purchase Agreement (excluding final approval of this Settlement Agreement) shall have been satisfied.

           2. STANDSTILL AGREEMENT. The Pure World parties agree that for a period of five (5) years from the date hereof, neither of them nor any affiliate nor any entity owned or controlled by either of them or under common ownership or control with either of them will: (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) any securities of Trust, (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote (including by the execution of actions by written consent) or seek to advise, encourage or influence any person or entity with respect to the voting of any securities of the Trust, (c) form, join or in any way participate in any "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to any securities of the Trust, (d) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors (or trust managers) or policies of the Trust, (e) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals (as described in the Securities Exchange Act of 1934) seeking to acquire or affect control of the Trust, or (f) acquire any interest in any claims, mortgages, notes or any other legal or financial obligations of the Trust.

      C. Payments to Pure World and Payment of Attorneys' Fees and Expenses to Strougo.

           1. On or before November 25, 1996, the Trust shall join Pure World in presenting an agreed order to the Court directing the Clerk of the Court to pay to Pure World all monies deposited into the Registry of the Court by the Trust in connection with its interpleader claim, which sum represents dividends payable to Pure World and withheld by the Trust, together with all interest accrued thereon. In addition, the Trust shall pay to Pure World on or before November 25, 1996, the sum of $3,000.00, plus interest at the rate of 10% per annum, which represents the difference between the full dividend payable to Pure World and the amount deposited by the Trust in the Registry of the Court.

           2. In addition to the foregoing, the Trust agrees to pay to Pure World, within three business days after final approval of this Settlement Agreement by the Court, the sum of $825,000.00. It is understood that the payment of this sum is in consideration for the releases being given by Pure World and Koether in connection with this Settlement Agreement, for the undertakings of Pure World and Koether set forth in this
Settlement Agreement, and for attorneys' fees and expenses incurred by Pure World in connection with the Disputes and with the Lawsuit. Pure World will apply to the Court for reimbursement of its attorneys' fees and expenses incurred in connection with the Lawsuit, in an amount not to exceed $400,000.00. The Trust shall pay to Pure World, within three business days of final approval of this Settlement Agreement by the Court, such fees and expenses as may be awarded by the Court, plus such additional amount as is necessary to make the total payment to Pure World under this paragraph C.2 equal $825,000.00.

           3. In connection with the settlement contemplated by this Settlement Agreement, Strougo's counsel will apply to the Court for an award of attorneys' fees, in an amount not to exceed $120,000.00, and reimbursement of expenses incurred in connection with the Lawsuit, in an amount not to exceed $10,000.00. The Trust and the Trust Managers agree that they will not oppose Strougo's counsel's application for an award of attorneys' fees and reimbursement of expenses in the maximum amounts set forth herein. The Trust shall pay Strougo's counsel such fees and expenses, in an amount not to exceed the amounts specified in this paragraph, as may be awarded by the Court within five business days of final approval of this Settlement Agreement by the Court.

     D.   Court Approval Required.

          This Settlement Agreement is conditioned upon, and made subject to, final approval thereof by the Court. In the event the Court does not approve the Settlement Agreement, in whole or in any part, the Settlement Agreement shall be null and void and of no further effect. The Trust shall bear all costs and expenses of providing to the Trust's shareholders such notice of this Settlement Agreement and of the hearing to be held thereon as may be required by the Court. In the event that the settlement is not approved by the Court, Pure World, Strougo and their counsel shall not be required to reimburse the Trust for the cost of such notice.

      E. Litigation Abatement. The Parties agree to notify the Court regarding this Settlement Agreement and request that all proceedings, except proceedings necessary to obtain approval of this Settlement Agreement, be abated from November 14, 1996, until the earlier of (a) the date of final approval by the Court of this Settlement Agreement, or (b) the date on which any Party to this Settlement Agreement delivers written notice to the other Parties that the settlement contemplated herein will not be consummated by the non-occurrence of a condition precedent to this Settlement Agreement. In the event the settlement is not consummated or the Settlement Agreement is not approved by the Court, each Party agrees that any deadlines pending as of November 14, 1996 (including, but not limited to, the deadline for the Trust to file a notice of appeal of the Court's November 12, 1996 Order granting Pure World's Application for Preliminary Injunction (the "Preliminary Injunction Order")) shall be extended on a day-for-day basis for each day of the abatement period. The Parties also agree to seek a stay, pending final approval of this Settlement Agreement, of that part of the Preliminary Injunction Order which applies to Article IX of the Trust's Bylaws (provided that the Trust shall not seek to apply said Article IX to any shares of the Trust acquired between September 9, 1996 and November 20, 1996). In consideration of the covenants in paragraph A.2. of this Settlement Agreement, the Parties agree to request that the Court dissolve the Preliminary Injunction Order as part of its final approval of this Settlement Agreement. In the event the Trust determines that its right of appeal of the Preliminary Injunction Order is not preserved by this litigation abatement set forth herein, it may file a notice of appeal of the Preliminary Injunction Order. The Trust shall dismiss any such appeal immediately upon the Court's final approval of this Settlement Agreement.

      F. It is expressly understood that this Stipulation and any proceeding in connection therewith are not, and shall not be construed or invoked by any person to be, an admission by any of the Parties of any liability or wrongdoing with respect to any of the facts or claims alleged in or arising out of or in any way relating to the subject matter of the Lawsuit, nor shall this Settlement Agreement or any of its terms or the negotiations or proceedings connected with it be offered or received in evidence as an admission of wrongdoing on the part of the Parties or any liability therefore.

     G.   Agreed Dismissals.

          Upon final approval of this Settlement Agreement by the Court, the Parties shall file Agreed Motions to Dismiss With Prejudice in the Lawsuit. Each Party shall bear its own costs and attorneys' fees, except as otherwise specified in this Settlement Agreement.

     H.   Press Release.

           Each of the Trust and Pure World agrees that it will provide to the other a copy of any proposed press release or public filing, which describes the Settlement Agreement, not less than two hours prior to its issuance or filing, and that it will consider any comments the other may offer about the form or substance of such release or filing.

     I.   MUTUAL RELEASES.

           1.   The Trust, and Charles Wolcott, individually, and
William   Bricker,  individually,  for  the  purpose  of  binding
themselves and their heirs, legal representatives, successors and assigns, and entities with which they are affiliated, including, but not limited to, all persons or entities claiming by, through or under any of them, hereby RELEASE, WAIVE, ACQUIT, AND FOREVER DISCHARGE to the maximum extent permitted under applicable law, Pure World, Koether and Strougo, and their respective prior, current and future officers, employees, directors, shareholders, receivers and conservators, and their respective heirs, legal representatives, successors and assigns of and from any and all actions, causes of action, liabilities, claims, counterclaims,
effective  defenses,  offsets,  demands,  losses,  damages   (the
"Wolcott, Bricker and Trust Claims") of any kind or nature whatsoever, in law or in equity, known or unknown, contingent or fixed, arising under contract, tort or otherwise, and whether based on facts known or unknown, and existing on the date hereof,
or   which  may  arise  in  the  future  based  upon  facts   and
circumstances which exist or existed on or prior to the date hereof (excluding, however, any Wolcott, Bricker and Trust Claims for breach of any further agreement, representation, warranty or covenant contained in, or for any misrepresentation under, this
Settlement  Agreement  or  any  of  the  documents  executed   in
connection   with   or   pursuant  hereto),  including,   without
limitation, any and all actions, causes of action, liabilities, claims, counterclaims, demands, losses and damages asserted or that could have been asserted in the Lawsuit, or sounding in, arising from or any way relating to breach of contract, fraud, deceit, tortious interference, breach of obligations of good faith and fair dealing, misrepresentation, or deceptive trade practices, or federal or state securities violations existing under or arising out of, directly or indirectly, or incurred in respect of, expressly including, but not limited to, claims for breach of fiduciary duty, tortious interference with contracts and business opportunities, fraud in a real estate transaction under Section 27.01 of the Texas Business and Commerce Code or deceptive trade practices pursuant to Section 17.41 et seq. of the Texas Business and Commerce Code. This provision shall not be construed as an admission of any liability by Pure World, Koether, Strougo or any other entity or person. WITH RESPECT TO THE WOLCOTT, BRICKER, AND TRUST CLAIMS, WOLCOTT, BRICKER, AND THE TRUST, FOR THE PURPOSE OF BINDING THEMSELVES AND THEIR HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, AND AFFILIATES, AND FOR ALL PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER ANY OF THEM, HEREBY EXPRESSLY WAIVE, RELEASE AND DISCHARGE ANY AND ALL CLAIMS, RIGHTS AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, ART. 17.41, OF TEX. BUS. AND COM. CODE, AS WELL AS UNDER ANY STATUTORY, COMMON LAW OR OTHER PROVISIONS FOR PUNITIVE, TREBLE OR ANY OTHER TYPES OF DAMAGES IN EXCESS OF ANY ACTUAL DAMAGES INCURRED, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. COUNSEL FOR THE TRUST JOINS IN THE EXECUTION HEREOF FOR THE PURPOSE OF MEETING THE STATUTORY REQUIREMENTS OF ART. 17.42 OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT.

          2. PURE WORLD, KOETHER and STROUGO, individually, for the purpose of binding themselves and their heirs, legal representatives, successors and assigns, and entities with which they are affiliated, including, but not limited to, all persons or entities claiming by, through or under any of them, hereby RELEASE, WAIVE, ACQUIT, AND FOREVER DISCHARGE to the maximum extent permitted under applicable law, the Trust and the Trust Managers, and their respective prior, current and future officers, employees, directors, trust managers (including, but not limited to, Robert E. Giles), shareholders, receivers and conservators, insurers, and their respective heirs, legal representatives, successors and assigns of and from any and all actions, causes of action, liabilities, claims, counterclaims, effective defenses, offsets, demands, losses, damages (the "Individual Claims") of any kind or nature whatsoever, in law or in equity, known or unknown, contingent or fixed, arising under contract, tort or otherwise, and whether based on facts known or unknown, and existing on the date hereof (excluding, however, any Individual Claims for breach of any agreement, representation, warranty or covenant contained in, or for any misrepresentation under, this Settlement Agreement or any of the documents executed in connection with or pursuant hereto), including, without limitation, any and all actions, causes of action, liabilities, claims, counterclaims, demands, losses and damages asserted or that could have been asserted in the Lawsuit, or sounding in, arising from or any way relating to breach of contract, fraud, deceit, tortious interference, breach of obligations of good faith and fair dealing, misrepresentation, or deceptive trade practices, or federal or state securities violations existing under or arising out of, directly or indirectly, or incurred in respect of, expressly including, but not limited to, claims of breach of fiduciary duty, tortious interference with contracts and business opportunities, fraud in a real estate transaction pursuant to Section 27.01 of the Texas Business and Commerce Code or deceptive trade practices pursuant to Section 17.41 et seq. of the Texas Business and Commerce Code. This provision shall not be construed as an admission of any liability by the Trust, the Trust Managers or any other entity or person. WITH RESPECT TO PURE WORLD'S, KOETHER'S AND STROUGO'S CLAIMS, PURE WORLD, KOETHER AND STROUGO, FOR THE PURPOSE OF BINDING THEMSELVES AND THEIR HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, AND AFFILIATES, AND FOR ALL PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER ANY OF THEM, HEREBY EXPRESSLY WAIVE, RELEASE AND DISCHARGE ANY AND ALL CLAIMS, RIGHTS AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, ART. 17.41, OF TEX. BUS. AND COM. CODE, AS WELL AS UNDER ANY STATUTORY, COMMON LAW OR OTHER PROVISIONS FOR PUNITIVE, TREBLE OR ANY OTHER TYPES OF DAMAGES IN EXCESS OF ANY ACTUAL DAMAGES INCURRED, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW. COUNSEL FOR PURE WORLD AND STROUGO JOIN IN THE EXECUTION HEREOF FOR THE PURPOSE OF MEETING THE STATUTORY REQUIREMENTS OF ART. 17.42 OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT.

           3. Pure World and Strougo derivatively on behalf of the Trust for the purpose of binding themselves and their heirs, legal representatives, successors and assigns, and entities with which they are affiliated, including, but not limited to, persons or entities claiming by, through, or under any of them, hereby RELEASE, WAIVE, ACQUIT, AND FOREVER DISCHARGE to the maximum extent permitted under applicable law, the Trust and the Trust Managers, and their respective prior, current, and future officers, employees, directors, trust managers (including, but not limited to, Robert E. Giles), shareholders, advisors, receivers and conservators, insurers, and their respective heirs, legal representatives, successors and assigns of and from any and all actions, causes of action, liabilities, claims, third-party claims, counterclaims, effective defenses, offsets, demands, losses, damages, of any kind or nature whatsoever, known or unknown, contingent or fixed, (including, but not limited to, any claims arising under federal or state law relating to the alleged breach of fiduciary duty, negligence, waste, violations of the federal securities laws or otherwise) and whether based on facts known or unknown, which were or could have been brought, and existing on the date hereof, arising from or relating to the subject matter of the Lawsuit.

      J. NO DURESS. The parties hereto have entered into this Settlement Agreement voluntarily and with consent of counsel for valuable consideration, and not by reason of any fraud, duress, undue influence or mistake. Each party represents and warrants that (a) they are competent, (b) and they are represented by legal counsel in connection with the execution of this Settlement Agreement, (c) they are not in a significantly disparate bargaining position, and (d) they are knowledgeable and fully able to evaluate the merits and risks of this transaction.

     K. GOVERNING LAW, ETC. This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Settlement Agreement or the transactions contemplated hereby in the United States District Court for the Northern District of Texas, Dallas Division, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Parties hereto hereby irrevocably agree that any proceeding against any of the Parties, arising out of or in connection with this Settlement Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Northern District of Texas, Dallas Division.

      L.    MISCELLANEOUS.  As used in this Settlement Agreement:
(a) any singular term shall include the plural, and vice versa, even though the term in question is defined collectively or singularly; (b) all references to "including" or similar references shall be deemed to be followed by the phrase "without limitation;" (c) the headings contained in this Settlement Agreement are for convenience of reference only, and shall be afforded no significance in the construction or interpretation hereof. This Settlement Agreement has been drafted by counsel for all Parties.

      M. ENTIRE AGREEMENT. This Settlement Agreement embodies the entire agreement among the parties hereto and supersedes all prior proposals, negotiations, agreements and understandings relating to the subject matter hereof. There are no oral agreements, understandings or representations upon which any party hereto is relying in executing this Settlement Agreement.

      N.    SEVERABILITY.  Subsequent to final  approval  of  the
Settlement  Agreement  by  this Court  and  consummation  of  the settlement contemplated herein, if any provision of this Settlement Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Settlement Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Settlement Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Settlement Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Settlement Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the Court to whom disputes relating to this Settlement Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this paragraph (N).

      O. DUE AUTHORIZATION, ETC. Each party to this Settlement Agreement hereby represents and warrants to each other party hereto that this Settlement Agreement has been duly authorized, executed and delivered by such party, and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation and such other similar laws now or hereafter in effect and by general principles of equity.

      P. PARTIES BOUND; OBLIGATIONS. This Settlement Agreement shall bind and inure to the benefit of the Parties hereto and their respective heirs, beneficiaries, administrators, executors, personal representatives, trustees, receivers, conservators, successors and assigns. Each reference in this Settlement Agreement to one or more parties shall be deemed to include such parties and their respective heirs, beneficiaries, administrators, executors, personal representatives, trustees, receivers, conservators, successors and assigns. Although each party hereto consents to the execution and performance of this Settlement Agreement by the other parties hereto, no party hereto shall, by its execution hereof, be deemed to bind itself or himself to perform the obligations of any other party under this Settlement Agreement (unless otherwise indicated by the context), nor be deemed to recommend to any other party that this Settlement Agreement should be entered into and performed by such other party.

      Q. NO ASSIGNMENT OF CLAIMS. All Parties hereto each acknowledge, warrant and represent that they have not assigned, conveyed, or otherwise transferred any claim or cause of action, asserted or that could have been asserted, in the Lawsuit. The Trust, Wolcott and Bricker hereby agree to indemnify and hold harmless Pure World and Koether, singly and collectively from any claims or causes of action released pursuant to this Settlement Agreement asserted by any third-party on behalf of or through the Trust, Wolcott and Bricker. Pure World and Koether hereby agree to indemnify and hold harmless the Trust and Trust Managers, from any claims or causes of action released pursuant to this Settlement Agreement asserted by any third-party on behalf of or through Pure World or Koether.

      R. NOTICES. All notices under this Settlement Agreement shall be in writing and mailed by registered or certified mail, return receipt requested, addressed as follows:

          If to Pure World or Koether:

          Pure World, Inc.
          Attn: Paul Koether
          211 Pennbrook Road
          P.O. Box 97
          Far Hills, New Jersey 07931

          with copy to:

          Robert M. Cohan
          Cohan, Simpson, Cowlishaw & Wulff, L.L.P.
          2700 One Dallas Centre
          350 N. St. Paul Street
          Dallas, Texas 75201


          If to Strougo:

          Jeffrey M. Haber, Esq.
          Wechsler Harwood Halebian & Feffer LLP
          805 3rd Avenue, 7th Floor
          New York, NY 10022


          If to Trust or Trust Managers:

          American Industrial Properties REIT
          Attn: Charles W. Wolcott
          6220 N. Beltline, Suite 205
          Irving, Texas   75063

          with copy to:

          Bryan Goolsby, Esq.
          Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
          2200 Ross Avenue, Suite 900
          Dallas, Texas  75201


       S. EFFECTIVENESS AND TERMINATION. This Settlement Agreement shall be of no force and effect unless it is executed on or before November 27, 1996 by the following parties: AMERICAN INDUSTRIAL PROPERTIES REIT, CHARLES W. WOLCOTT, WILLIAM H. BRICKER, PURE WORLD, INC., PAUL O. KOETHER, AND ROBERT STROUGO. This Settlement Agreement shall terminate if the sale contemplated in Paragraph B.1. hereof and the payments contemplated in paragraph C hereof have not been made by December 31, 1996, unless the Parties hereto agree in writing to extend the termination date.

       T. COUNTERPARTS. This Settlement Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts and each counterpart when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

      U. REPRESENTATION BY LEGAL COUNSEL. THE PURE WORLD PARTIES, AND STROUGO ACKNOWLEDGE AND AGREE THAT THEY HAVE BEEN REPRESENTED BY LEGAL COUNSEL DURING THE NEGOTIATION AND PREPARATION OF THIS SETTLEMENT AGREEMENT AND WERE AFFORDED THE OPPORTUNITY TO OBTAIN LEGAL COUNSEL TO REVIEW THIS SETTLEMENT AGREEMENT. THE ATTORNEYS REPRESENTING THE PURE WORLD PARTIES AND STROUGO WILL SIGN BELOW FOR THE PURPOSE OF ACKNOWLEDGING THAT THE PURE WORLD PARTIES AND STROUGO WERE REPRESENTED BY LEGAL COUNSEL. THE PURE WORLD PARTIES AND STROUGO ACKNOWLEDGE THAT THE TRUST AND TRUST MANAGERS HAVE RELIED ON THE STATEMENTS CONTAINED IN THIS PARAGRAPH 21 (U.) AND THAT THE TRUST AND THE TRUST MANAGERS WOULD NOT EXECUTE THIS SETTLEMENT AGREEMENT UNLESS THE PURE WORLD PARTIES AND STROUGO WERE REPRESENTED BY LEGAL COUNSEL IN CONNECTION HEREWITH.

     /s/
     Robert M. Cohan, Esq.
     Cohan, Simpson, Cowlishaw & Wulff, L.L.P.
     2700 One Dallas Centre
     350 N. St. Paul Street
     Dallas, Texas 75201
     REPRESENTING PURE WORLD, INC. AND PAUL O. KOETHER

     /s/
     Jeffrey M. Haber, Esq.
     Wechsler Harwood Halebian & Feffer LLP
     805 3rd Avenue, 7th Floor
     New York, NY 10022
     REPRESENTING ROBERT STROUGO


THE TRUST AND THE TRUST MANAGERS ACKNOWLEDGE AND AGREE THAT THEY HAVE BEEN REPRESENTED BY LEGAL COUNSEL DURING THE NEGOTIATION AND PREPARATION OF THIS SETTLEMENT AGREEMENT AND WERE AFFORDED THE OPPORTUNITY TO OBTAIN LEGAL COUNSEL TO REVIEW THIS SETTLEMENT
AGREEMENT. THE ATTORNEY REPRESENTING THE TRUST AND THE TRUST MANAGERS WILL SIGN BELOW FOR THE PURPOSE OF ACKNOWLEDGING THAT THE TRUST AND THE TRUST MANAGERS WERE REPRESENTED BY LEGAL COUNSEL. THE TRUST AND THE TRUST MANAGERS ACKNOWLEDGE THAT PURE WORLD, KOETHER AND STROUGO HAVE RELIED ON THE STATEMENTS CONTAINED IN THIS PARAGRAPH 21 (U.) AND THAT PURE WORLD, KOETHER AND STROUGO WOULD NOT EXECUTE THIS SETTLEMENT AGREEMENT UNLESS THE TRUST AND THE TRUST MANAGERS WERE REPRESENTED BY LEGAL COUNSEL IN CONNECTION HEREWITH.


     /s/
     Craig L. Weinstock, Esq.
     Mark C. Taylor, Esq.
     LIDDELL, SAPP, ZIVLEY, HILL and LaBOON, L.L.P.
     2200 Ross Avenue, Suite 900
     Dallas, Texas  75201
     REPRESENTING AMERICAN INDUSTRIAL PROPERTIES REIT,
     CHARLES W. WOLCOTT AND WILLIAM H. BRICKER

      IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement effective as of the 25th day of November, 1996, which date shall be the date of this Settlement Agreement for all purposes.


                              AMERICAN INDUSTRIAL PROPERTIES REIT


                              By:     /s/
                              Name:   Charles W. Wolcott
                              Title:  President


                              /s/
                                CHARLES   W.  WOLCOTT,   in   his
                                individual capacity


                              /s/
                              WILLIAM H. BRICKER, in his
                              individual capacity

                              /s/
                              PAUL O. KOETHER, in his individual
                              capacity

                              PURE WORLD, INC.

                              By:    /s/
                              Name:  Paul O. Koether
                              Title: Chairman

                              /s/
                              ROBERT STROUGO